Financial Instruments and Risk Management (Market Risk - Terms of Derivative Financial Instruments Used to Hedge Interest Risk) (Details) - Swap Contract From Fixed Ils To Fixed Usd Interest Ils [Member] - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about hedges [Line Items]
Carrying amount (fair value)	$ (3)	$ (5)
Stated amount	$ 206	$ 344
Maturity date (in years)	2025-2034	2024-2034
Interest rate range	2.4%	2.4-4.74%